                                                                      EXHIBIT 15

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP of Scarsdale, New York, Chairman and Director of The Travelers Insurance Company (hereafter the "Com-pany"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of December, 1995.


                                        /s/Robert I. Lipp
                                        Chairman and Director
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, President Vice Chairman and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY
S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 1995.



                                        /s/Michael A. Carpenter
                                        Director, President and
                                        Chief Executive Officer
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, CHARLES O. PRINCE III of Weston, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1995.



                                        /s/Charles O. Prince, III
                                        Director
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman, and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1995.



                                        /s/Marc P. Weill
                                        Director
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, IRWIN R. ETTINGER of Stamford, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman, and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1995.



                                        /s/Irwin R. Ettinger
                                        Director
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, DONALD T. DeCARLO of Douglaston, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1995.



                                        /s/Donald T. DeCarlo
                                        Director
                                        The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, CHRISTINE B. MEAD of Avon, Connecticut, Vice President and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney- in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 1995.



                                        /s/Christine B. Mead
                                        Vice President and Controller
                                        The Travelers Insurance Company